UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2011

Motricity, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34781	20-1059798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 108th Avenue Northeast

Suite 800

Bellevue, WA 98004

98004

(Address of Principal Executive Offices, including Zip Code)

(425) 957-6200

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2011, Motricity, Inc. (the “Company”) and Adenyo Inc. (“Adenyo”), together with certain of their respective subsidiaries, entered into a revised Arrangement Agreement (the “Plan of Arrangement”) pursuant to which, among other things, the Company will acquire substantially all of the assets of Adenyo and its subsidiaries and assume certain of Adenyo’s liabilities, and terminated the Arrangement Agreement, dated January 30, 2011 (the “Original Agreement”), among the Company, Adenyo and a shareholder representative of Adenyo. The Plan of Arrangement is attached hereto as Exhibit 2.1 and as an asset purchase agreement is expected to provide certain positive tax benefits when compared to the prior stock purchase structure and is otherwise substantially consistent with the terms and conditions of the Original Agreement as described in the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 31, 2011.

The shares of the Company’s Common Stock, if any, that may be paid as consideration to Adenyo are expected to be immediately distributed to Adenyo’s shareholders the issuance of such shares is expected to be exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended. Section 3(a)(10) exempts securities issued in exchange for property interests from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance at which all persons to whom the securities will be issued have the right to appear. The Plan of Arrangement will be subject to approval by the Ontario Superior Court of Justice (Commercial List). The Acquisition is expected to close by mid-April 2011.

The Plan of Arrangement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about Adenyo, the Company or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Arrangement Agreement are made only for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Arrangement Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Adenyo, the Company or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “targets,” “will,” “plans,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are based on current expectations and assumptions, including, the Acquisition being completed on the proposed terms without undue delay and that there be no material adverse changes in the business, financial condition or results of operations of Adenyo and that all necessary or desirable regulatory or other third-party approvals and consents are obtained on terms satisfactory to the Company. Such forward-looking statements are also subject to risks and uncertainties, which could cause actual results to differ materially from such statements as a result of various factors, some of which are unknown, including without limitation: (i) the time required to complete the Acquisition; (ii) the satisfaction or waiver of conditions in the Arrangement Agreement; (iii) material adverse changes in the affairs of Adenyo; (iv) any actions or omissions by Adenyo or its board of directors; (v) the number of users accessing the Company’s services; (vi) the Company’s expectations regarding the Company’s revenues, expenses and operations and the Company’s ability to achieve and sustain profitability; (vii) the Company’s anticipated cash needs and the Company’s estimates regarding the Company’s capital requirements; (viii) the Company’s ability to expand the Company’s customer base and relationships with wireless carriers and content and application providers; (ix) the Company’s ability to expand its service offerings; (x) the Company’s anticipated growth strategies and the Company’s sources of new revenues; (xi) unanticipated trends and challenges in the Company’s business and the markets in which the Company operates; and those risk factors set forth in documents the Company files with the Securities and Exchange Commission.

The forward-looking statements contained in this report are made as of the date of this report and, accordingly, are subject to change after such date. Except as may be required by applicable securities laws, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Arrangement Agreement, dated as of March 12, 2011, by and among Adenyo Inc., 7761520 Canada Inc., Motricity, Inc. and the other parties thereto.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules are contained within the Arrangement Agreement. The Company hereby agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOTRICITY, INC. (Registrant)

March 17, 2011	By:	/s/ Richard E. Leigh, Jr.
(Date)		Richard E. Leigh, Jr. Senior Vice President, General Counsel and Corporate Secretary